EXECUTION COPY



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          LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                   Purchaser

                                      and

                     FIRST NATIONWIDE MORTGAGE CORPORATION,

                                    Company




                 ---------------------------------------------


                  SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          Dated as of February 1, 1999

                 ---------------------------------------------




               Conventional Residential Fixed Rate Mortgage Loans
                             Group No. [1999-FN-01]





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

                               TABLE OF CONTENTS


                                                                                                             Page
TABLE OF CONTENTS
Page


                                   ARTICLE I

                                  DEFINITIONS


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
         BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01        Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing
                      Files......................................................................................13
Section 2.02        Books and Records; Transfers of Mortgage Loans...............................................13
Section 2.03        Custodial Agreement:  Delivery of Documents..................................................14


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES AND BREACH

Section 3.01        Company Representations and Warranties.......................................................15
Section 3.02        Representations and Warranties Regarding Individual Mortgage Loans...........................17
Section 3.03        Remedies for Breach of Representations and Warranties........................................26
Section 3.04        Restrictions and Requirements Applicable in the Event that a Mortgage Loan is
                      Acquired by a REMIC........................................................................28
Section 3.05        Repurchase of Delinquent Mortgage Loan.......................................................29
Section 3.06        Repurchase of REO Properties.................................................................29
Section 3.07        Purchaser Representations and Warranties.....................................................29


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Company to Act as Servicer...................................................................31
Section 4.02        Liquidation of Mortgage Loans................................................................33
Section 4.03        Collection of Mortgage Loan Payments.........................................................34
Section 4.04        Establishment of and Deposits to Custodial Account...........................................34
Section 4.05        Permitted Withdrawals From Custodial Account.................................................35
Section 4.06        Establishment of and Deposits to Escrow Account..............................................37
Section 4.07        Permitted Withdrawals From Escrow Account....................................................37
Section 4.08        Payment of Taxes, Insurance and Other Charges................................................38
Section 4.09        Protection of Accounts.......................................................................39
Section 4.10        Maintenance of Hazard Insurance..............................................................39
Section 4.11        Maintenance of Mortgage Impairment Insurance.................................................40
Section 4.12        Maintenance of Fidelity Bond and Errors and Omissions Insurance..............................41
Section 4.13        Inspections..................................................................................41
Section 4.14        Restoration of Mortgaged Property............................................................42
Section 4.15        Maintenance of PMI Policy; Claims............................................................42
Section 4.16        Title, Management and Disposition of REO Property............................................43
Section 4.17        Real Estate Owned Reports....................................................................44
Section 4.18        Liquidation Reports..........................................................................45
Section 4.19        Reports of Foreclosures and Abandonments of Mortgaged Property...............................45
Section 4.20        Retained Yield and Prepayment Penalties......................................................45


                                   ARTICLE V

                             PAYMENTS TO PURCHASER

Section 5.01        Remittances..................................................................................47
Section 5.02        Statements to Purchaser and Seller...........................................................47
Section 5.03        Monthly Advances by Company..................................................................48


                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01        Transfers of Mortgaged Property..............................................................50
Section 6.02        Satisfaction of Mortgages and Release of Mortgage Files......................................50
Section 6.03        Penalties for Prepayment.....................................................................51
Section 6.04        Servicing Compensation.......................................................................51
Section 6.05        Annual Statement as to Compliance............................................................52
Section 6.06        Annual Independent Public Accountants'Servicing Report.......................................52
Section 6.07        Right to Examine Company Records.............................................................52


                                  ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 7.01        Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency
                      Transfer, or a Pass-Through Transfer on One or More Reconstitution Dates...................53
Section 7.02        Bringdown of Representations and Warranties..................................................54
Section 7.03        Purchaser's Repurchase and Indemnification Obligations.......................................54


                                  ARTICLE VIII

                              COMPANY TO COOPERATE

Section 8.01        Provision of Information.....................................................................56
Section 8.02        Financial Statements; Servicing Facility.....................................................56


                                   ARTICLE IX

                                  THE COMPANY

Section 9.01        Indemnification; Third Party Claims..........................................................57
Section 9.02        Merger or Consolidation of the Company.......................................................57
Section 9.03        Limitation on Liability of Company and Others................................................58
Section 9.04        Limitation on Resignation and Assignment by Company..........................................58


                                   ARTICLE X

                                    DEFAULT

Section 10.01       Events of Default............................................................................61
Section 10.02       Waiver of Defaults...........................................................................62


                                   ARTICLE XI

                                  TERMINATION

Section 11.01       Termination..................................................................................63
Section 11.02       Termination Without Cause....................................................................63


                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01       Successor to Company.........................................................................64
Section 12.02       Amendment....................................................................................65
Section 12.03       Governing Law................................................................................65
Section 12.04       Duration of Agreement........................................................................65
Section 12.05       Notices......................................................................................65
Section 12.06       Severability of Provisions...................................................................66
Section 12.07       Relationship of Parties......................................................................66
Section 12.08       Execution; Successors and Assigns............................................................66
Section 12.09       Recordation of Assignments of Mortgage.......................................................66
Section 12.10       Assignment by Purchaser......................................................................67
Section 12.11       No Personal Solicitation.....................................................................67




                                    EXHIBITS

EXHIBIT A-1                POOL 1 MORTGAGE LOAN SCHEDULE
EXHIBIT A-2                POOL 2 MORTGAGE LOAN SCHEDULE
EXHIBIT A-3                POOL 3 MORTGAGE LOAN SCHEDULE
EXHIBIT B-1                CONTENTS OF EACH MORTGAGE FILE
EXHIBIT B-2                CONTENTS OF EACH SERVICING FILE
EXHIBIT C                  CUSTODIAL AGREEMENT
EXHIBIT D-1                FORM OF CUSTODIAL ACCOUNT
                              CERTIFICATION
EXHIBIT D-2                FORM OF CUSTODIAL ACCOUNT
                              LETTER AGREEMENT
EXHIBIT E-1                FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-2                FORM OF ESCROW ACCOUNT
                              LETTER AGREEMENT
EXHIBIT F                  FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT G                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                  This is a Seller's Warranties and Servicing Agreement for conventional fixed rate residential first mortgage loans, dated and effective as of February 1, 1999, and is executed between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser (the "Purchaser"), and First Nationwide Mortgage Corporation, as seller and servicer (the "Company").

                              W I T N E S S E T H


                  WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain Mortgage Loans which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of principal payments due on or before such date of $833,936,660.06;


                  WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and


                  WHEREAS, the Purchaser and the Company wish to prescribe the manner of delivery of the Mortgage Loans to Purchaser and the management, servicing and control of the Mortgage Loans by the Company, as servicer.


                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to FNMA under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to FHLMC under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder".

                  Agreement: This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

                  ALTA: The American Land Title Association or any successor thereto.

                  Ancillary Income: All income derived from the Mortgage Loans (other than Servicing Fees, Retained Yield and Prepayment Penalties), including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Breach: As defined in Section 3.03.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in the States of New York and Maryland are authorized or obligated by law or executive order to be closed.

                  Closing Date: February 1, 1999.

                  Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

                  Company:  First  Nationwide  Mortgage  Corporation,   or  its
successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

                  Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents which is annexed hereto as Exhibit C.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

                  Cut-off Date: February 1, 1999.

                  Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  Determination Date: The 10th day (or if such 10th day is not a Business Day, the Business Day immediately following) of any month, beginning in March 1999.

                  Disqualified Organization: An organization defined as such in
Section 860E(e) of the Code.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Business Day prior to the Remittance Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                  (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in one of two of the highest ratings by each of Standard & Poor's, Fitch and Moody's and the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of Standard & Poor's, Fitch and Moody's, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of Standard & Poor's, Fitch and Moody's;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  Errors  and  Omissions   Insurance   Policy:  An  errors  and
omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

                  Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

                  First Remittance Date: March 18, 1999.

                  Fitch: Fitch IBCA, Inc., or its successor in interest.

                  FNMA: The Federal National Mortgage Association, or any successor thereto.

                  FNMA Guides: The FNMA Selling Guide and the FNMA Servicing Guide and all amendments or additions thereto.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Liquidation  Proceeds:  Cash received in connection  with the liquidation  of  a  defaulted  Mortgage  Loan,  whether  through  the  sale  or
assignment  of  such  Mortgage  Loan,  trustee's  sale,   foreclosure  sale  or
otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the date of origination (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  Master Servicer: The person, if any, designated as "Master Servicer" under a Reconstitution Agreement.

                  Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section
5.03 on the Business Day immediately preceding the Remittance Date of the related month.

                  Moody's: Moody's Investors Service, or its successor in interest.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B-1 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

                  Mortgage  Loan:  An  individual  Mortgage  Loan  which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, and as they apply to the period from and after the Cut-off Date, all the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage  Loan  Documents:   The  documents  required  to  be
delivered pursuant to this Agreement.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate and minus the Retained Yield Rate, if any.

                  Mortgage Loan Schedule: The schedules of Mortgage Loans annexed hereto as Exhibits A-1, A-2 and A-3, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and the zip code;
(4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a condominium unit or a unit in a planned unit development; (5) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (6) the Loan-to-Value Ratio at origination; (7) the Mortgage Interest Rate as of the Cut-off Date;
(8) the date on which the Mortgage Loan was originated; (9) the stated maturity date; (10) the amount of the Monthly Payment; (11) the next due date of the Mortgage Loan; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (14) the Mortgage Loan purpose type;
(15) the occupancy status of the Mortgaged Property at the time of origination;
(16) the Mortgagor's FICO or other similar credit score; (17) a code indicating if there is PMI insurance and (18) a code indicating the loan documentation type. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property and all improvements thereon securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Nonrecoverable Advance: With respect to any Mortgage Loan, any Monthly Advance or proposed Monthly Advance which, in the judgment of Company, may not be ultimately recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or otherwise.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company (or any successor servicer) and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company (or any successor servicer) or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company (or any successor servicer) or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Company as "servicer" (with or without a master servicer) thereunder.

                  Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

                  Pool 1 Mortgage Loans: 30-year fixed rate Mortgage Loans with prepayment penalties listed in Exhibit A-1 hereto.

                  Pool 2 Mortgage Loans: 15-year fixed rate Mortgage Loans with prepayment penalties listed in Exhibit A-2 hereto.

                  Pool 3 Mortgage Loans: 15-year fixed rate Mortgage Loans with no prepayment penalties listed in Exhibit A-3 hereto.

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding the next succeeding Due Date, inclusive.

                  Prepayment Penalty: With respect to each Pool 1 and Pool 2 Mortgage Loan, the penalty payable by the Mortgagor if the Mortgagor prepays such Mortgage Loan which shall have a term as disclosed in the Mortgage Loan Schedule.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

                  Purchaser: Lehman Capital, A Division of Lehman Brothers Holdings Inc. or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the short-term debt obligations of which are rated A-1 or better by Standard & Poor's, provided, however, that prior to a Pass-through Transfer, California Federal Bank, a Federal Savings Bank shall be deemed a "Qualified Depository" and from and after a Pass-through Transfer, California Federal Bank, a Federal Savings Bank shall be deemed a "Qualified Depository" only if it is acceptable to the Rating Agencies which are rating such Pass-through Transfer.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

                  Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections
3.01 and 3.02; and (v) have a Loan-to-Value Ratio as of the date of such substitution not greater than that of the related Deleted Mortgage Loan.

                  Rating Agency: Any of Fitch, Moody's or Standard & Poor's, Duff & Phelps or their respective successors designated by the Purchaser.

                  Reconstitution   Agreements:   The  agreement  or  agreements
entered into by the Purchaser, the Company (if applicable), FNMA or FHLMC or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with an Agency Transfer or a Pass-Through Transfer as set forth in Section 7.01, including, but not limited to, (i) a FNMA Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by FNMA with respect to a FNMA Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by FHLMC with respect to a FHLMC Transfer, and (iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Company in servicing the related Mortgage Loans and shall provide for servicing compensation to the Company (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), net of any guarantee fees due FNMA or FHLMC, if applicable, at least equal to the Servicing Fee due the Company in accordance with this Agreement and, in addition, shall provide that the Company, as seller hereunder, shall be entitled to continue to receive Retained Yield and Prepayment Penalties as provided in Section 4.20 following the related Reconstitution Date. The form of relevant Reconstitution Agreement to be entered into by the Purchaser and/or master servicer or trustee and the Company with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Purchaser and the Company (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties; provided, however, that the Company shall not be required to make any additional representations or warranties or to update or bring-down any representations and warranties herein, except the representations and warranties set forth in Section 3.01 hereof.

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be subject to an Agency Transfer or a Pass-Through Transfer pursuant to Section 7.01 hereof.

                  Record Date: The close of business on the last Business Day of the month preceding the month of the related Remittance Date.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                  Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

                  REO Disposition: The final sale by the Company of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

                  REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (a) the sum of (i) the Stated Principal Balance of the Mortgage Loan,
(ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, and (iii) unreimbursed Monthly Advances, and Servicing Advances, if any, minus (b) amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase. Notwithstanding the foregoing, if the date of repurchase is on a date other than the last day of a Principal Prepayment Period, then the Company shall pay, in lieu of the interest specified in clause (ii) above, interest at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the Principal Prepayment Period.

                  Retained Yield: With respect to each Mortgage Loan, the amount of annual yield retained by the Company as seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Retained Yield Rate and (b) the outstanding principal balance of such Mortgage Loan, or with respect to an REO Property, the outstanding balance of the related Mortgage Loan immediately prior to its conversion to REO Property. Such yield shall be payable monthly, computed on the basis on the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The Retained Yield is payable exclusively from (except as provided in Section 4.20) the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) of each Monthly Payment collected by the Company, or as otherwise provided in Section 4.20.

                  Retained Yield Rate: With respect to each Pool 1 Mortgage Loan, a percentage per annum equal to the lesser of (a) the related Mortgage Interest Rate minus the sum of 6.50% and the Servicing Fee Rate, and (b) 0.50% per annum. With respect to each Pool 2 Mortgage Loan, a percentage per annum equal to the lesser of (a) the related Mortgage Interest Rate minus the sum of 6.25% and the Servicing Fee Rate, and (b) 0.50% per annum. With respect to each Pool 3 Mortgage Loan, a percentage per annum equal to the lesser of (a) the related Mortgage Interest Rate minus the sum of 6.25% and the Servicing Fee Rate, and (b) 0.25% per annum.

                  SAIF:  The  Savings   Association   Insurance  Fund,  or  any
successor thereto.

                  Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.


                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures,
(c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

                  Servicing Fee: With respect to each Mortgage Loan or REO Property, the amount of the monthly fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan or with respect to an REO Property, the outstanding principal balance of the related Mortgage Loan immediately prior to its conversion to REO Property. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of each Monthly Payment collected by the Company, or as otherwise provided under
Section 4.05.

                  Servicing Fee Rate: With respect to each Mortgage Loan, a rate per annum equal to 0.25%.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of the items set forth on Exhibit B-2 attached hereto.

                  Servicing Officer: Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

                  Standard & Poor's: Standard & Poor's Ratings Services, or its successor in interest.

                  Stated Principal Balance: As to each Mortgage Loan, and determination date (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal and all Monthly Advances in lieu thereof.

                  Subservicer:   Any  Subservicer  which  is  subservicing  the
Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

                  Subservicing Agreement: An agreement between the Company and a Subservicer for the servicing of the Mortgage Loans.

                  Trust  Agreement:   The  Trust  Agreement   entered  into  in
connection with a Pass-Through Transfer between the Trustee and the depositor thereunder.

                  Trustee: The person designated as "Trustee" under the Trust Agreement, or its successor in interest or assigns.


                                   ARTICLE II

          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

                  Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

                  The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans (other than any amounts representing Retained Yield and Prepayment Penalties), including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents to the Custodian.

                  The contents of each Servicing File are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be identified in the Company's records as being owned by the Purchaser and shall be easily retrieved from other servicing files for mortgage loans which are not the Mortgage Loans. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.

                  Section 2.02 Books and Records; Transfers of Mortgage Loans.

                  From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received by the Company on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, but subject to the terms of this Agreement and the Company may, at the option of the Purchaser retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

                  The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain books and records for each Mortgage Loan, which may be in the form of electronic media, and shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, and shall furnish to the Purchaser upon demand, reasonably satisfactory evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the FNMA Selling and Servicing Guide, as amended from time to time.

                  The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note on its books and records any transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the provisions of Section 12.10. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. Upon receipt of notice of any transfer and a copy of the instrument of transfer or assignment and assumption agreement pursuant to Section 12.10, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such transferee Purchaser.

                  Section 2.03 Custodial Agreement: Delivery of Documents.

                  Pursuant to the Custodial Agreement delivered to the Purchaser contemporaneously with the delivery of this Agreement, the Company shall deliver and release to the Custodian, at least four (4) Business Days prior to the Closing Date, those Mortgage Loan Documents as set forth on Exhibit B-1.

                  The Custodian has certified its receipt of all such Mortgage Loan Documents as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement.

                  The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within 30 days of their execution, provided, however, that the Company shall provide to the Custodian with a certified true copy certified by a Servicing Officer of the Company of any such document submitted for recordation within 30 days of its execution, and shall provide the original of any document submitted for recordation within thirty days of receipt of such original recorded document from the relevant public recording office.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES AND BREACH

                  Section 3.01 Company Representations and Warranties.

                  The Company represents and warrants to the Purchaser that as of the Closing Date:

                  (a) Due Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Service. The Company is an approved seller/servicer of conventional residential mortgage loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA or FHLMC eligibility requirements or which would require notification to either FNMA or FHLMC;

                  (e) Reasonable Servicing Fee. The Company acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

                  (f) Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

                  (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                  (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (i) Selection Process. The Mortgage Loans were selected from among the outstanding fixed rate one- to four- family mortgage loans in the Company's portfolio at the Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

                  (j) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained therein not misleading in any material respect;

                  (k) Sale Treatment. The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

                  (l) Financial Statements. The Company has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

                  (m) No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

                  (n) Fair Consideration. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

                  Section  3.02   Representations   and  Warranties   Regarding
Individual Mortgage Loans.

                  As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the Closing Date:

                  (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedules is complete, true and correct in all material respects as of the date specified in the Mortgage Loan Schedule;

                  (b) Payments Current. All payments required to be made up to and including the January 1, 1999 payment on the Mortgage Loan under the terms of the Mortgage Note have been made and credited. Except with respect to the Mortgage Loans identified by numbers 0015526130, 0015535958 and 0015461700, no payment required under the Mortgage Loan has been delinquent at any time in the past 12 months.

                  (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid prior to any termination or penalty therefore, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the holder of the Mortgage Loan, and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

                  (e) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                  (f) Hazard Insurance.  Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation  of the  insurer,  is in full force and effect,  and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's or any Subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

                  (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, and shall furnish to the Purchaser upon demand, reasonably satisfactory evidence of compliance with all such requirements;

                  (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

                  (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the applicable underwriting standards of the Seller which were in place at the time of the origination of such Mortgage Loan, and no residence or dwelling is a mobile home or a manufactured dwelling. As of origination, no portion of the Mortgaged Property was used for commercial purposes;

                  (j) Valid First Lien. The Mortgage is a valid, subsisting and enforceable and perfected first lien on the Mortgaged Property. The lien of the Mortgage is subject only to:

                          (1) the  lien of  current  real  property  taxes  and
                      assessments not yet due and payable;

                          (2) covenants, conditions and restrictions, rights of
                      way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                          (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                  (k) Pool Characteristics. As of the Cut-off Date, with respect to aggregate outstanding principal balance of all Mortgage Loans, (a) no more than 0.37% are secured by real property improved by two- to four-family dwellings, (b) no more than 4.22% are secured by real property improved by individual condominium units, (c) no more than 20.32% are secured by real property improved by an individual unit in a planned unit development, and (d) at least 75.08% are secured by real property with a detached one-family residence erected thereon. When measured by principal balance as of the Cut-off Date, no more than 1.7% of the Mortgage Loans are secured by Mortgaged Properties located in the same United States postal zip code. The Pool 1 Mortgage Loans have a weighted average remaining term of 356.65 months. The Pool 2 Mortgage Loans have a weighted average remaining term of 175.65 months. The Pool 3 Mortgage Loans have a weighted average remaining term of 175.71 months. The average principal balance of the Mortgage Loans on the Cut-off Date was $333,308. With respect to 99.99% of the Mortgage Loans of which a FICO score is known, the weighted average FICO score is 739.4. As of the Cut-off Date, with respect to the aggregate unpaid principal balance of the Mortgage Loans; (i) no more than 21.12% were originated pursuant to the Seller's reduced documentation program; and (ii) at least 78.88% of the Mortgage Loans were originated under a full documentation program. With respect to the aggregate unpaid balance of the Mortgage Loans as of the Cut-off Date, and the occupancy status of the related Mortgaged Properties at the time of origination, (i) not more than 0.48% of the Mortgaged Properties were owner-occupied second homes;
(ii) not more than 0.76% of the Mortgaged Properties were investor properties; and (iii) at least 98.76% of the Mortgaged Properties were owner-occupied primary residences. With respect to the aggregate unpaid principal balance of all the Mortgage Loans as of the Cut-off Date, the Mortgaged Properties are located as follows (i) 91.99% are located in California, with the remaining 8.01% being geographically dispersed. With respect to the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, (i) not more than 20.93% were cash-out refinance mortgage loans; (ii) not more than 44.28% were rate-term refinance mortgage loans; and (iii) at least 34.79% were purchase money mortgage loans.

                  (l) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan;

                  (m) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with, provided that, with respect to improvements which can not be made as of the origination date because of weather related reasons, an escrow fund sufficient to make such improvements is held by the Company. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                  (n) Ownership. The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                  (o) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (a) organized under the laws of such state, or (b) qualified to do business in such state or are exempt from such qualification, or (c) federal savings and loan associations or national banks having principal offices in such state, or (d) not doing business in such state;

                  (p) LTV, PMI Policy. No Mortgage Loan has a LTV equal to or greater than 95%. The original LTV of the Mortgage Loan either was not more than 80% or there is a PMI Policy in effect which shall insure payment defaults until the loan-to-value ratio of such Mortgage Loan is reduced to 80% and which satisfies all of FNMA's requirements therefore and such PMI Policy is issued by a primary mortgage insurer having a claims paying ability rate acceptable to FNMA. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has resulted or will result, in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

                  (q) Title  Insurance.  The Mortgage Loan is covered by either
(i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Section 3.02 and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

                  (r) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

                  (s) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (t) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                  (u) Origination: Payment Terms. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which was supervised and examined by a Federal or State authority or a mortgage banker or broker licensed or authorized to do business in the jurisdiction in which the related Mortgaged Property is located, applying the same standards and procedures used by the Company in originating Mortgage Loans directly. The Mortgage Interest Rate is fixed. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization, with a principal balance at origination of no more than $1,000,000 and no less than $30,000, and a Stated Principal Balance of at least $29,588.33. Each Mortgage Loan has a Mortgage Interest Rate of not less than 6.00% and not more than 8.125%. The stated remaining term of the Mortgage Loan is between 117 months and 360 months;

                  (v) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (w) Conformance with Underwriting Standards. The Mortgage Loans were underwritten either in accordance with the Seller's underwriting guidelines at the time that the Mortgage Loan was originated or in general accordance with prudent secondary market standard underwriting guidelines.

                  (x) Occupancy of the Mortgaged Property. As of the origination date the Mortgaged Property was lawfully occupied under applicable law. As of the origination date, all inspections, licenses and certificates required by applicable law to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities if required by such authorities for the use and occupancy of the Mortgaged Property.

                  (y) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

                  (z) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchasers to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (aa) Acceptable Investment. The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

                  (bb) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents set forth in Exhibit B-1 have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B-1, except for such documents the originals of which have been delivered to the Custodian;

                  (cc) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets the Company's underwriting guidelines.

                  (dd) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (ee) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                  (ff) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (gg) Consolidation of Future Advances. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (hh) Mortgaged Property Undamaged. There is no proceeding, pending or threatened, for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (ii) Collection Practices; Escrow Deposits. The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to Mortgage Loans for which an Escrow Account is established, all escrow deposits and Escrow Payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. With respect to Mortgage Loans for which an Escrow Account is established, all Escrow Payments have been collected in full compliance with state and federal law. With respect to Mortgage Loans for which an Escrow Account is established, an escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay (subject to the customary and routine accruals and adjustments) for every item which remains unpaid and has been assessed, but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note;

                  (jj) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

                  (kk) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

                  (ll) Environmental Matters. To the Company's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. To the Company's knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

                  (mm) Prepayment Penalties. Each Pool 1 Mortgage Loan and Pool 2 Mortgage Loan contains a Prepayment Penalty in an amount as specified in the related Mortgage Loan Documents and in the Mortgage Loan Schedule.

                  (nn) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

                  (oo) Denial of Insurance. No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no unlawful commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company had a financial interest at the time of placement of such insurance; and

                  (pp) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with FNMA guidelines for such trusts.

                  Section 3.03 Remedies for Breach of Representations and Warranties.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other. In the event that the title policy insuring the lien of any Mortgage does not run to the benefit of the Purchaser and its successors and assigns; upon notice thereof, the Company shall pay for any necessary title policy endorsement to provide that such title policy covers the Purchaser and its successors and assigns.

                  Within 60 days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such Breach, all of the affected Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. However, if the Breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such Breach within two years of the Closing Date, the Company shall, at the Company's option, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than two years after the Closing Date. Notwithstanding the foregoing, no such substitution shall be made unless the Purchaser has received an Opinion of Counsel (at the expense of the Company) that such substitution will not adversely affect the status of any REMIC established in connection with a Pass-Through Transfer as a REMIC or cause any such REMIC to be deemed to have engaged in a "prohibited transaction" under the REMIC Provisions. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

                  At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

                  For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

                  It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser respecting a Breach of the representations and warranties contained in Sections
3.01 and 3.02.

                  Any cause of action against the Company relating to or arising out of the Breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

                  Section 3.04 Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC.

                  In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, the following provisions shall apply:

                  The Company shall dispose of any REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) the Master Servicer and the Purchaser shall have been supplied with an Opinion of Counsel to the effect that the holding by the REMIC of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the REMIC as defined in Section 860F of the Code, or cause the REMIC to fail to qualify as a REMIC, in which case the REMIC may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Master Servicer (or, if there is no Master Servicer, the Company) shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Company shall report monthly to the Master Servicer (or, if there is no Master Servicer, the Purchaser) as to the progress being made in selling such REO Property.

                  Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the REMIC or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) subject the REMIC to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust with respect to the imposition of any taxes.

                  Section 3.05 Repurchase of Delinquent Mortgage Loan.

                  The Company, at its option, may (but is not obligated to) repurchase from the Purchaser, on any date during a Principal Prepayment Period, (a) any Mortgage Loan that is delinquent in payment by three or more Monthly Payments or (b) any Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially. If it elects to make any such repurchase, the Company shall repurchase such Mortgage Loan with its own funds at a price equal to the Repurchase Price for such Mortgage Loan.

                  Section 3.06 Repurchase of REO Properties.

                  The Company, at its option, may (but is not obligated to) repurchase from the Purchaser, on any date during a Prepayment Period any REO Property. If it elects to make any such repurchase, the Company shall purchase such REO Property with its own funds at a price equal to the then fair market value for such REO Property, calculated on the basis of the average of two independent appraisals (obtained at the expense of the Company) of such REO Property.

                  Section 3.07 Purchaser Representations and Warranties.

                  The Purchaser represents and warrants to the Company that as of the Closing Date:

                  (a) Due Organization and Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted; the Purchaser has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Purchaser; and all requisite corporate action has been taken by the Purchaser to make this Agreement valid and binding upon the Purchaser in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Purchaser, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Purchaser, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

                  (d) Ability to Perform. The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Purchaser is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Purchaser's creditors;

                  (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Purchaser which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Purchaser, or in any material impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of the Purchaser, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement; and

                  (f) Sale Treatment. The Purchaser has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 Company to Act as Servicer.

                  The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                  Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchasers, provided, however, that the Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent) the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan or would constitute an alteration, substitution or release of any of the collateral securing a Mortgage Loan other than in connection with a payment in full of the Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan other than any such modification which constitutes a permanent reduction of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately  preceding  the  Remittance  Date in any  month in  which  any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Interest Rate minus the Servicing Fee Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Within a reasonable time following receipt from the Company, the Purchaser and each subsequent Purchaser shall execute and deliver to the Company any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement. In servicing and administering the Mortgage Loans, the Company shall employ procedures
(including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

                  The Mortgage Loans may be subserviced by the Subservicer on behalf of the Company in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicers imposed by FHLMC, or which would require notification to FNMA or FHLMC. The Company may perform any of its servicing responsibilities hereunder or sub-contract limited functions under its supervision or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer or any subcontractor shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

                  At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 9.01 or 10.01, and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company's own funds without reimbursement from the Purchaser.

                  Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

                  The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection during normal business hours upon reasonable notice by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage File and thereafter in accordance with applicable laws and regulations.

                  Section 4.02 Liquidation of Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

                  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by Company at Purchaser's expense. Upon completion of the inspection, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

                  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, and the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

                  Section 4.03 Collection of Mortgage Loan Payments.

                  Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section  4.04  Establishment  of and  Deposits  to  Custodial
Account.

                  The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as instructed by the Purchaser; provided, that, if the Custodial Account contains any funds of the Company pursuant to Section 4.20, then the title of such account shall reflect that it is held for the benefit of "the Purchaser and the Company, as their interests may appear." The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Company shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

                  (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (but net of any related Prepayment Penalties, unless otherwise provided in Section 4.20);

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate (or, if otherwise provided in Section 4.20, net of the Servicing Fee Rate);

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
          Section 4.14), Section 4.11 and Section 4.15;

                  (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

                  (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03, or 6.02;

                  (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

                  (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the Principal Prepayment Period. Such deposit shall be made from the Company's own funds, without reimbursement therefor, up to a maximum amount per month of the aggregate of the Servicing Fees actually received for such month for the Mortgage Loans;

                  (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

                  (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

                  Section 4.05 Permitted Withdrawals From Custodial Account.

                  The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds with respect to such Mortgage Loan), it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iv) to reimburse itself, following a final liquidation of a Mortgage Loan (or, upon determination that the Company is not permitted pursuant to Section 4.02 to foreclose upon or accept a deed in lieu of foreclosure with respect to a Mortgage Property because of hazardous or toxic substances or wastes contamination), for any outstanding Nonrecoverable Advances and outstanding Servicing Advances with respect to such Mortgage Loan, not previously reimbursed pursuant to clause (ii) or clause (iii) above, it being understood, in the case of any such reimbursement, that such right thereto shall be prior to the rights of the Purchaser.

                  (v) to pay itself interest on funds deposited in the Custodial Account;

                  (vi)  to   reimburse   itself  for   expenses   incurred  and
          reimbursable to it pursuant to Sections 9.01 and 9.03;

                  (vii)  to pay any  amount  required  to be paid  pursuant  to
          Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

                  (viii) to reimburse itself or to pay the Company, as seller hereunder, any amounts due in accordance with Section 4.20 and
          Section 5.01;

                  (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

                  In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

                  Section 4.06 Establishment of and Deposits to Escrow Account.

                  The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as instructed by the Purchaser. The Escrow Accounts shall be established with a Qualified Depository or shall be in an account or accounts the deposits of which are insured by the FDIC to the limits established by such corporation to the extent that amounts so deposited are fully insured, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

                  The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii)  all   amounts   representing   Insurance   Proceeds  or
          Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

                  The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 4.07 Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account or Accounts may be made by the Company only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

                  (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

                  (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

                  Section 4.08 Payment of Taxes, Insurance and Other Charges.

                  With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor prior to the applicable penalty or termination date. The Company assumes full responsibility for (a) the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make Servicing Advances from its own funds to effect such payments and (b) any penalties or late charges incurred in connection with such bills and any other charges (including, without limitation, assessments, water rates or sewer rents) which may become a lien against the Mortgaged Property without reimbursement therefore.

                  Section 4.09 Protection of Accounts.

                  The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

                  The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Company be invested in Eligible Investments. Any such Eligible Investment shall mature no later than the Business Day prior to the Remittance Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

                  Section 4.10 Maintenance of Hazard Insurance.

                  The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either A:VI or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA and/or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Company shall cause to be maintained for such Mortgage Loan a flood insurance policy meeting the requirements of the guidelines in effect from time to time of the Federal Insurance Administration in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the FNMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA or FHLMC requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Company shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any PMI Policy insurer, or as may be required to conform with Accepted Servicing Practices.

                  All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI in Best's or acceptable FNMA and/or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

                  Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

                  Section 4.11 Maintenance of Mortgage Impairment Insurance.

                  In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

                  Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Financial Institution Bond Form 22 - Fidelity Bond American International Specialty Lines Insurance Policy Form ("5713) 5/93") Mortgage Banker Broker E&O and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

                  Section 4.13 Inspections.

                  The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written or electronic report of each such inspection.

                  Section 4.14 Restoration of Mortgaged Property.

                  The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i)  the  Company  shall  receive  satisfactory   independent
          verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (iii) if the Mortgage Loan is not included in a Pass-Through Transfer, the Company shall verify that the Mortgage Loan is not in default; and

                  (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  (v) If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

                  Section 4.15 Maintenance of PMI Policy; Claims.

                  With respect to each Mortgage Loan with an LTV in excess of 80%, the Company shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI
Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

                  In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

                  Section  4.16  Title,   Management  and  Disposition  of  REO
Property.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

                  The Purchaser shall furnish the Servicer, upon written request, with any powers of attorney empowering the Servicer or any Subservicer to execute and deliver instruments of satisfaction or cancellation or of partial or full release or discharge or to foreclose upon or otherwise liquidate Mortgaged Property in accordance with the provisions hereof, and shall execute and deliver such other documents as the Servicer may reasonably request and which are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and to carry out its duties hereunder.

                  The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same) for a period not greater than three years, except as otherwise provided below, on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

                  The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

                  The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property) and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unreimbursed Monthly Advances made pursuant to Section 5.03, and a one time REO Property disposition fee of $800 for each REO Property sold hereunder. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

                  The Company shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to
Section 4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

                  Section 4.17 Real Estate Owned Reports.

                  Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

                  Section 4.18 Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

                  Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

                  Following  the   foreclosure   sale  or  abandonment  of  any
Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                  Section 4.20 Retained Yield and Prepayment Penalties.

                  (i) If the servicer hereunder is a successor to the Company (in such capacity, the "Servicer"), then the Servicer shall segregate and hold all Prepayment Penalties and Retained Yield collected for the benefit of the Company, as seller hereunder (in such capacity, the "Seller"), separate and apart from any of the Servicer's own funds and general assets and shall remit such amounts to the Custodial Account in accordance with Section 4.04. Funds deposited in the Custodial Account for the benefit of the Seller shall be withdrawn by the Servicer only in accordance with Section 4.05 and subsection (iv) below. Under Section 4.04, the Servicer is entitled to receive any interest paid and investment income on funds in the Custodial Account. Notwithstanding such provision, on each Remittance Date the Servicer shall remit to the Seller a portion of such interest or other investment income (calculated based on a fraction, the numerator of which is the amount of Prepayment Penalties and Retained Yield held in the Custodial Account on the Business Day prior to the Remittance Date and the denominator of which is the total amount of funds held in such account on such date).

                  (ii) All Prepayment Penalties and Retained Yield shall be for the account of the Seller and shall not be payable to the Servicer as servicing compensation.

                  (iii) In connection with each Monthly Advance made by the Servicer in accordance with Section 5.03 of this Agreement, the Servicer shall remit to the Seller on the Remittance Date on which such Monthly Advance is remitted to the Purchaser an amount equal to the Retained Yield with respect to the related Mortgage Loan.

                  (iv) The Servicer shall withdraw from the Custodial Account (unless both the Servicer and the Seller are first Nationwide Mortgage Corporation) and remit to the Seller on each Remittance Date
          (a) all Prepayment Penalties collected by the Servicer during the preceding Principal Prepayment Period, (b) the aggregate Retained Yield (computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed) for such Remittance Date, and (c) a proportionate amount (calculated as provided above) of all investment income and interest on the funds held in the Custodial Account for the benefit of the Seller not previously remitted to the Seller.

                  (v) The Servicer shall be entitled to withdraw funds from the Custodial Account from time to time to reimburse itself for any Retained Yield advanced by it to the Seller in accordance with subsection (iii) above, such right to reimbursement being limited to amounts received on the related Mortgage Loan including any late collections, Liquidation Proceeds, REO Disposition Proceeds, Condemnation Proceeds and Insurance Proceeds.

                  (vi) The Seller shall have the right, without the consent of the Servicer or the Purchaser, to assign, in whole or in part, its right to receive all Retained Yield and Prepayment Penalties with respect to some or all of the Mortgage Loans. All references to Seller shall be deemed to include its assignees hereunder. However, in no event shall more than three such assignments be made during the term of this Agreement. The Seller shall give written notice of any such assignment to the Servicer, which notice shall include an address for notice to the assignee Seller and wire transfer instructions for remittances to the assignee Seller.

                  (vii) If (i) the  Servicer  fails to remit to the  Seller any payment required to be made by it to the Seller under the terms of this Section 4.20, which failure continues unremedied for a period of five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Seller to the Servicer, or (ii) the Servicer fails to duly observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Section
          4.20 or in Section 5.02, the breach of which has a material adverse effect and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given by the Seller to the Servicer, then, and in each and every such case, the Seller shall be entitled to exercise whatever rights the Seller may have at law or equity to damages, including injunctive relief and specific performance. In addition, the Servicer shall indemnify the Seller and hold it harmless from and against any and all losses, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting or arising from any material breach by the Servicer of its obligations to the Seller set forth in this Section 4.20 or in Section 5.02, and the Servicer shall promptly pay to Seller all such amounts upon written demand by the Seller. Any cause of action relating to or arising out of any such breach shall accrue upon delivery of the Seller's written demand for payment to the Servicer.


                                   ARTICLE V

                             PAYMENTS TO PURCHASER

                  Section 5.01 Remittances.

                  On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05) plus (b) all Monthly Advances, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds and Insurance Proceeds received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section
4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and minus (e) any amounts attributable to Retained Yield and Prepayment Penalties deposited in the Custodial Account pursuant to Section 4.20.

                  With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

                  Section 5.02 Statements to Purchaser and Seller.

                  Not later than the Remittance Date, the Company shall furnish to the Purchaser and, if Company is not then the servicer, to the Company a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto in hard copy and in standard Alltel/CPI tape or transmission format, as amended from time to time by Alltel (unless the Company and the Purchaser otherwise mutually agree to use another reporting format), as to the preceding remittance and the period ending on the preceding Determination Date. In the event that a subsequent Purchaser requests the Company to use a reporting format not otherwise mutually agreed to between the Company and the prior Purchaser that is not the standard Alltell/CPI tape or transmission format, and such other format is not otherwise being used by the Company, then the Company need not agree to the use of such format unless it receives from the Purchaser compensation for the Company's costs of obtaining and implementing such format.

                  In addition, not more than 60 days after the end of each calendar year, the Company shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

                  Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

                  The Company shall prepare any and all tax, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide each Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

                  Notwithstanding anything herein to the contrary, with respect to any Mortgage Loan which is held by a REMIC, the Company shall not be required to prepare or file any tax return for the REMIC.

                  Section 5.03 Monthly Advances by Company.

                  On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Interest Rate minus the Servicing Fee Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan.

                  The Company shall be obligated to make Monthly Advances in accordance with the provisions of this Agreement; provided however, that such obligation with respect to any Mortgage Loan shall cease if the Company determines, in its reasonable opinion, that Monthly Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that the Company determines that any such advances are Nonrecoverable Advances, the Company shall provide the Purchaser with a certificate signed by two Servicing Officers evidencing such determination.

                  If a Monthly Advance is required hereunder, the Company shall on the Remittance Date immediately following the related Determination Date either (i) deposit in the Custodial Account an amount equal to such Monthly Advance, (ii) cause to be made an appropriate entry in the records of the Custodial Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.03, used by the Company to make such Monthly Advance and remit such funds to the Purchaser or (iii) make Monthly Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Monthly Advance. Any funds being held in the Custodial Account for future distribution to Purchaser and so used shall be replaced by the Company from its own funds by deposit in the Custodial Account on or before any future Remittance Date in which such funds would be due to the Purchaser.


                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

                  Section 6.01 Transfers of Mortgaged Property.

                  The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

                  If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

                  To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

                  Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and upon deposit of such payment in full in the Custodial Account may request the release of any Mortgage Loan Documents. Such request for release by the Company shall be in the form used in connection with a FNMA or FHLMC request for release of documents.

                  If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 6.03 Penalties for Prepayment.

                  Each Pool 1 Mortgage Loan and Pool 2 Mortgage Loan contains a Prepayment Penalty in an amount as specified in the related Mortgage Loan Documents and the Mortgage Loan Schedule. The Company shall, as to each such Mortgage Loan and to the extent permitted by applicable law, collect from each Mortgagor who prepays principal the amount of the Prepayment Penalty as permitted in the related Mortgage Loan Documents unless the collection of such Prepayment Penalty would result in extreme hardship to the Mortgagor, and in such case the Company shall provide the Purchaser with a certificate signed by a Servicing Officer certifying that after considering the circumstances presented by the Mortgagor, the Company has determined, in its reasonable judgment, that the Prepayment Penalty is appropriately waived. The Company shall retain, or, if there is a successor to the Company as servicer, the servicer shall pay to the Company, all such Prepayment Penalties received in connection with any Mortgage Loan, in accordance with Section 4.20.

                  Section 6.04 Servicing Compensation.

                  As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee, less any amounts payable by the Company pursuant to Section 4.04 (viii). The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company or as otherwise provided in Section 4.05.

                  Additional servicing compensation in the form of Ancillary Income shall be retained by the Company. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

                  Section 6.05 Annual Statement as to Compliance.

                  The Company shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2000, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

                  Section 6.06 Annual Independent Public Accountants' Servicing Report.

                  On or before March 31st of each year beginning March 31, 2000, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans which the servicer is servicing, including the Mortgage Loans, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

                  Section 6.07 Right to Examine Company Records.

                  The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.


                                  ARTICLE VII

                     AGENCY TRANSFER; PASS-THROUGH TRANSFER

                  Section 7.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, or a Pass-Through Transfer on One or More Reconstitution Dates.

                  The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, from time to time the Purchaser shall, subject to
Section 2.02, effect an Agency Transfer or Pass-Through Transfer, in each case retaining the Company as the servicer thereof, or as applicable the "seller/servicer". In connection with such Agency Transfer or Pass-Through Transfer, the Purchaser intends (1) to sell some or all of the Mortgage Loans and other property purchased by the Purchaser from the Company pursuant to this Agreement and any related mortgage loan purchase agreement and (2) to assign all of its rights and delegate all of its obligations under this Agreement. The Company acknowledges and agrees that (1) such sales, assignments and delegations may be effected in a series of transactions, (2) the ultimate beneficiary thereof will be the Trustee in a Pass-Through Transfer or other applicable transferee and (3) the Trustee in a Pass-Through Transfer or other applicable transferee shall have the right to enforce all of the obligations of the Company under this Agreement as if for such purpose the Trustee were the Purchaser hereunder, including but not limited to the rights to enforce the representations and warranties and the servicing obligations of the Company. All references to the Purchaser herein shall, unless otherwise specified, be deemed to refer to the initial Purchaser hereunder and to each assignee thereof, and of such assignee, expressly including, without limitation, the Trustee.

                  The Company shall cooperate with the Purchaser in connection with the above-described transactions. In that connection, the Company shall provide to the Trustee or a third party, as the case may be: any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request or as are reasonably believed necessary by the Trustee, such third party, any master servicer, or any rating agency, as the case may be, in connection with such transactions, at reasonable out-of-pocket expense to the Purchaser (unless such information is otherwise required to be provided by the Company hereunder). In furtherance of the foregoing, the Company shall deliver, to the extent available, information as to its delinquency, foreclosure and loss experience for the immediately preceding three year period in each case, with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period.

                  In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company or its designee shall prepare an Assignment of Mortgage in blank from the Company, acceptable to the Trustee, for each Mortgage Loan that is part of the Agency Transfer or Pass-Through Transfer and shall pay all preparation and recording costs associated therewith so long as such Assignment of Mortgage has not previously been recorded at the expense of the Company. The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the Trustee, upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with an Agency Transfer or Pass-Through Transfer.

                  All Mortgage Loans not sold or transferred pursuant to an Agency Transfer or Pass-Through Transfer and any Mortgage Loans repurchased by the Purchaser pursuant to Section 7.02 hereof, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  Section 7.02 Bringdown of Representations and Warranties.

                  In connection with the Agency Transfer or Pass-Through Transfer, the Company shall be deemed to have repeated each of the applicable representations and warranties set forth in Section 3.01 as of the closing date of the Agency Transfer or Pass-Through Transfer.

                  Section  7.03  Purchaser's   Repurchase  and  Indemnification
Obligations.

                  Upon receipt by the Company of notice from FNMA, FHLMC or the trustee of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by FNMA, FHLMC or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to FNMA or FHLMC pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer, the Company shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its best efforts to cure and correct any such breach and to satisfy the requests or concerns of FNMA, FHLMC, or the trustee related to such deficiencies of the related Mortgage Loans transferred to FNMA, FHLMC, or the trustee.

                  The Purchaser shall repurchase from the Company any Mortgage Loan transferred to FNMA or FHLMC pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer with respect to which the Company has been required by FNMA, FHLMC, or the trustee to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, or the servicing thereof prior to the transfer date to FNMA, FHLMC, or the trustee in any Reconstitution Agreement and not due to a Breach of the Company's representations or obligations thereunder. The repurchase price to be paid by the Purchaser to the Company shall equal that repurchase price paid by the Company to FNMA, FHLMC, or the third party purchaser plus all reasonable costs and expenses borne by the Company in connection with the cure of such breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from FNMA, FHLMC, or the trustee, including, but not limited to, reasonable and necessary attorneys' fees.

                  At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser's instructions and the delivery to the Custodian of any documents held by FNMA, FHLMC, or the trustee with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement.


                                  ARTICLE VIII

                              COMPANY TO COOPERATE

                  Section 8.01 Provision of Information.

                  During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

                  The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                  Section 8.02 Financial Statements; Servicing Facility.

                  In  connection  with  marketing  the  Mortgage   Loans,   the
Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed five fiscal years or such lesser period the Company has been in existence for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available the most recent comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.

                  Upon reasonable notice during normal business hours, the Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Company and any Subservicer have the ability to service the Mortgage Loans as provided in this Agreement.


                                   ARTICLE IX

                                  THE COMPANY

                  Section 9.01 Indemnification; Third Party Claims.

                  The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01. The Company shall notify the Purchaser reasonably promptly if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement, shall notify FNMA, FHLMC, or the Trustee reasonably promptly with respect to any claim made by a third party with respect to any Reconstitution Agreement, shall assume (with the prior written consent of the Purchaser or such Trustee, as applicable) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser or such Trustee, as applicable, in respect of such claim. The Company shall follow any reasonable written instructions received from the Purchaser in connection with such claim. In addition, in connection with any claim made by a third party against the Purchaser or the Trustee with respect to any Mortgage Loan, the Company shall notify the Purchaser or the Trustee reasonably promptly following the receipt of such claim and shall assume the defense of any such claim, pay all expenses in connection therewith, including counsel fees, and shall promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or the Company. In any such event, the Company shall be reimbursed from the Custodial Account for all amounts advanced by it hereunder except when the claim is in any way related to the Company's indemnification obligation in accordance with the first sentence of this
Section 9.01.

                  Section 9.02 Merger or Consolidation of the Company.

                  The Company shall keep in full effect its  existence,  rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any  person   into  which  the   Company  may  be  merged  or
consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution either (i) having a net worth of not less than $25,000,000 or whose deposits are insured by the FDIC through the BIF or the SAIF, and (ii) which is a FNMA-approved company in good standing. If any such merger, conversion or consolidation occurs after a Reconstitution Date, in addition to the foregoing, there must be delivered to the Purchaser a letter from each of the Rating Agencies to the effect that such merger, conversion or consolidation will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

                  Section 9.03 Limitation on Liability of Company and Others.

                  Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be reimbursed from the Custodial Account for the reasonable legal expenses and costs of such action unless such action results from the Company's willful misconduct, bad faith or negligence in the performance of its duties hereunder.

                  Section 9.04 Limitation on Resignation and Assignment by Company.

                  The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or, except as provided herein or in Section 9.02, delegate its rights or duties hereunder or any portion hereof to other than a Subservicer or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

                  The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser (such consent of Purchaser not to be unreasonably withheld) or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

                  Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or, except as provided in Section 9.02, sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser as provided herein, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                  Notwithstanding the foregoing provisions, the Company may resign or assign its rights as servicer hereunder without Purchaser's consent if the following conditions are met:

                  There must be delivered to the Purchaser a letter from each of the Rating Agencies to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates (if such resignation or assignment occurs following a Reconstitution Date). In addition, the ability of the Company to assign its rights and delegate its duties under this Agreement to a successor servicer shall be subject to the following conditions:

                  (i) Such successor servicer must be qualified to service loans for FNMA or FHLMC;

                  (ii) Such successor servicer must have a net worth of not less than $15,000,000;

                  (iii) Such successor servicer must execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such successor servicer of the due and punctual performance and observance of each servicing covenant and condition to be performed and observed by the Company under this Agreement;

                  (iv) The Company shall, at its cost and expense, take such steps that may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (a) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Company shall timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (b) prior to the effective date of such transfer of servicing, the Company shall transmit to any related insurer notification of such transfer of servicing, (c) on or prior to the effective date of such transfer of servicing the Company shall deliver to the successor servicer all Servicing Files and any related records or materials; (d) on or prior to the effective date of such transfer of servicing, the Company shall transfer to the successor servicer all funds held by the Company in respect of the Mortgage Loans, other than amounts payable to the Company pursuant to this Agreement; (e) on or prior to the effective date of such transfer of servicing, the Company shall remit to the Purchaser the amount of any Monthly Advance made by the Company on any prior date out of amounts held in a Custodial Account for future distribution and not yet paid into such Custodial Account by the Company; (f) the Company shall, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the Company in respect of the Mortgage Loans, and the Company shall notify the successor servicer of the source and proper application of each such payment or recovery; (g) the Company shall, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.


                                   ARTICLE X

                                    DEFAULT

                  Section 10.01 Events of Default.

                  Each of the following shall constitute an Event of Default on the part of the Company:

                  (i) any failure by the Company, as servicer, to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

                  (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

                  (iii) failure by the Company, as servicer, to maintain its license to do business in any jurisdiction where the Mortgaged Property is located to the extent required by applicable law; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                  (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                  (vii)  the  Company,   as   servicer,   ceases  to  meet  the
          qualifications of a FNMA lender; or

                  (viii) the Company fails to maintain a minimum net worth of $25,000,000; or

                  (ix) the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or its servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a Subservicer) in violation of Section 9.04.

                  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company as servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  Upon receipt by the Company of such written notice, all authority and power of the Company as servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor servicer designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights as servicer hereunder, including without limitation, the transfer to such successor servicer for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Section 10.02 Waiver of Defaults.

                  By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations as servicer hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                   ARTICLE XI

                                  TERMINATION

                  Section 11.01 Termination.

                  This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

                  Section 11.02 Termination Without Cause.

                  With respect to each Mortgage Loan which has not been subject to a Pass-Through Transfer, beginning three years after the Closing Date, the Purchaser may terminate, at its sole option, any rights the Company may have hereunder as servicer, without cause as provided in this Section 11.02 upon thirty (30) days notice to the Company. Any such notice of termination as servicer shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

                  Upon the termination of servicing without cause hereunder, the Purchaser shall pay to the Company a termination fee equal to 1.50% of the outstanding principal balance of such Mortgage Loans in which the servicing is being terminated.

                  Notwithstanding any such termination as servicer, the Company shall nonetheless continue to be entitled to receive Retained Yield and Prepayment Penalties as provided in this Agreement.


                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Successor to Company.

                  Prior to termination of the Company's responsibilities and duties as servicer under this Agreement pursuant to Sections 9.04, 10.01, 11.01
(ii) or 11.02, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations as servicer under this Agreement, or (ii) appoint a successor servicer having the characteristics set forth in clauses (i) through (iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company as servicer under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor servicer out of payments on Mortgage Loans as it and such successor shall agree (not to exceed the Servicing Fee). In the event that the Company's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company as servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

                  Any successor servicer appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor servicer shall make the representations and warranties set forth in Section 3.01, except for subsections (f), (h), (i) and (k) thereof, whereupon such successor servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company as servicer or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation. Notwithstanding any such termination as servicer, the Company shall nonetheless continue to be entitled to receive Retained Yield and Prepayment Penalties as provided in this Agreement.

                  The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all such funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company as servicer.

                  Upon a successor servicer's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

                  Section 12.02 Amendment.

                  This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

                  Section 12.03 Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 12.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

                  Section 12.05 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)  if to the Company:
                       First Nationwide Mortgage Corporation
                       5280 Corporate Drive
                       Frederick, Maryland  21701
                       Attn:  John P. Jukoski, Jr.
                       First Vice President - Secondary Marketing

                       copies to:

                       First Nationwide Mortgage Corporation
                       5280 Corporate Drive
                       Frederick, MD  21701
                       Attn:  Stephen E. Simcock, Esq.
                       Chief Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

                 (ii)  if to Purchaser:

                       Lehman Capital, a Division of
                       Lehman Brothers Holdings Inc.
                       3 World Financial Center
                       12th Floor
                       200 Vesey Street,
                       New York, New York 10285-0800
                       Attention:  Contract Finance

                  Section 12.06 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 12.07 Relationship of Parties.

                  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 12.08 Execution; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 9.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

                  Section 12.09 Recordation of Assignments of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option so long as such recordation is the initial recordation of an assignment of the Mortgage Loan since the sale to the Purchaser of such Mortgage Loan.

                  Section 12.10 Assignment by Purchaser.

                  The Purchaser shall have the right from time to time to sell and transfer one or more of the Mortgage Loans and to assign its rights and obligations as Purchaser hereunder in respect of such Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Company unless such transferee shall agree in writing (which shall be substantially in the form of the assignment and assumption agreement attached hereto as Exhibit G, unless such transfer is a Pass-Through Transfer) to be bound by the terms of this Agreement and to assume the obligations of the Purchaser hereunder with respect to the Mortgage Loans sold and transferred to such transferee, and a copy of the instrument of transfer or assignment and assumption agreement executed by the transferring and transferee Purchasers shall have been delivered to the Company; and (ii) the number of transferees shall be limited (unless the Purchaser shall have obtained the prior written consent of the Company, which consent shall not be unreasonably withheld) to
(a) one Pass-Through Transfer of all or substantially all of the Mortgage Loans, and the related transfers necessary to effectuate the Pass-Through Transfer and (b) no more than two (2) other transfers of Mortgage Loans, such that, at any one time, there are no more than two (2) Purchasers of Mortgage Loans in addition to the Trustee under a Pass-Through Transfer (other than the Company or any affiliate or transferee of the Company). Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its permitted assignee or designee, and any permitted assignee or designee thereof. Each transferring Purchaser shall provide such reasonable notice to the Company of such Purchaser's intent to transfer and sell any Mortgage Loans to any transferee so as to enable the Company to perform its obligations hereunder with respect to such transferred Mortgage Loans. In the event that the notice does not timely permit the Company to make any required remittance under Section 5.01 or to provide a copy of any monthly report required by Section 5.02 to such transferee Purchaser, then the Company shall not be liable to the transferee Purchaser for the first month following such transfer and sale if it makes such remittance and provides such monthly remittance report to the transferring Purchaser.

                  Section 12.11 No Personal Solicitation.

                  The Company agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailing (such as placing advertisements on television, on radio, in magazines or in newspapers, as well as information contained in Seller's voice communication system and coupon book or general mailings or other affiliated bank services) that is not exclusively directed towards the Mortgagors shall not constitute "solicitation" and shall not violate this covenant.


                  IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                    LEHMAN CAPITAL, A DIVISION OF
                                      LEHMAN BROTHERS HOLDINGS INC.
                                      (Purchaser)



                                    By: /s/ Jack E. Desens
                                        ---------------------------------------
                                        Name:    Jack E. Desens
                                        Title:   Authorized Signatory


                                    FIRST NATIONWIDE MORTGAGE
                                      CORPORATION
                                      (Seller)



                                    By: /s/ Robert M. Bodell
                                        ---------------------------------------
                                        Name:  Robert M. Bodell
                                        Title:  Executive Vice President

                                  EXHIBIT A-1

                         POOL 1 MORTGAGE LOAN SCHEDULE

                                  EXHIBIT A-2

                         POOL 2 MORTGAGE LOAN SCHEDULE

                                  EXHIBIT A-3

                         POOL 3 MORTGAGE LOAN SCHEDULE

                                  EXHIBIT B-1

                                 MORTGAGE FILE

                  (a) The original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed "Pay to the order of ___________________ without recourse and signed in the name of the previous owner by an authorized officer;

                  (b) the original of any guarantee executed in connection with the Mortgage Note (if any);

                  (c) the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by the Company indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Company;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by the Company, the original to be delivered to the Company forthwith after return from such recording office) with evidence of recording thereon, if any;

                  (e) the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan assigned in blank or as specified by the initial Purchaser;

                  (f) the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the Company, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by the Company, the original to be delivered to the Custodian forthwith after return from such recording office);

                  (g) the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

                  (h) the original primary mortgage insurance certificate, if any or copy of mortgage insurance certificate.

                  In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                  EXHIBIT B-2

                        CONTENTS OF EACH SERVICING FILE

                  With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File (or other file or electronic media) pursuant to the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

                  1.  A copy of each document contained in the Mortgage File.
                  2.  Any   security   agreement,   chattel   mortgage  or
                      equivalent executed in connection with the Mortgage.
                  3.  Residential  loan  application.
                  4.  Mortgage Loan closing statement.
                  5.  Verification of employment and income.
                  6. Verification of acceptable evidence of source and amount of downpayment.
                  7.  If applicable, credit report on the Mortgagor.
                  8.  Residential appraisal report.
                  9.  Photograph of the Mortgaged Property.
                  10. If applicable, survey of the Mortgaged Property.
                  11. Copy  of  each  instrument   necessary  to  complete
                      identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.
                  12. All required  disclosure  statements  required to be
                      disclosed to borrowers at the time of application or
                      origination, as applicable for the Mortgage Loan.
                  13. If available,  termite report, structural engineer's
                      report, water potability and septic certification.
                  14. Sales contract.
                  15. In accordance with customary industry practice,  tax
                      receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

                                  EXHIBIT D-1

                        CUSTODIAL ACCOUNT CERTIFICATION


                                                  _____________________, 199__

                  First Nationwide Mortgage Corporation hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, Conventional Residential Fixed Rate Mortgage Loans, Group
_________.

Title of  Account:  First  Nationwide  Mortgage  Corporation  in trust  for the
                    Purchaser, [Group 99-FN-01].

Account Number:

Address of office or branch
of the Company at
which Account is maintained:



                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------


                                        FIRST NATIONWIDE MORTGAGE
                                        CORPORATION

                                        Company

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

                                  EXHIBIT D-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                          ___________, 1999

To:
    --------------------------

    --------------------------

    --------------------------
    (the "Depository")

                  As Company under the Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, Conventional Residential Fixed Rate Mortgage Loans, Group _________ (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section
4.04 of the Agreement, to be designated as "First Nationwide Mortgage Corporation, in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - [Group 99-FN-01]." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        FIRST NATIONWIDE MORTGAGE
                                        CORPORATION

                                        Company

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------



                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                             ---------------------------------
                                                     Depository
                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------
                                       Date:
                                             ---------------------------------

                                  EXHIBIT E-1

                          ESCROW ACCOUNT CERTIFICATION

                                                              ___________, 1999

First Nationwide Mortgage Corporation hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, Conventional Residential Fixed Rate Mortgage Loans, Group [99-FN-01].

Title of Account:  "First  Nationwide  Mortgage  Corporation,  in trust for the
                   Purchaser, Group [99-FN-01], and various Mortgagors."

Account Number:

Address of office or branch
of the Company at
which Account is maintained:


                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        -------------------------------------

                                        February 1, 1999


                                        FIRST NATIONWIDE MORTGAGE
                                        CORPORATION

                                        Company

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

CWT\NYLIB1\338747.6

                                  EXHIBIT E-2

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                              ___________, 1999
To:
    --------------------------

    --------------------------

    --------------------------
    (the "Depository")


                  As Company under the Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, Conventional Residential Fixed Rate Mortgage Loans, Group [99-FN-01] (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section
4.07 of the Agreement, to be designated as "First Nationwide Mortgage Corporation, in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - Group [99-FN-01]." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        FIRST NATIONWIDE MORTGAGE
                                        CORPORATION

                                        Company

                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                             ---------------------------------
                                                     Depository
                                       By:
                                             ---------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                             ---------------------------------
                                       Date:
                                             ---------------------------------

                                   EXHIBIT F

                           MONTHLY REMITTANCE ADVICE

1)   Standard CPI Reports:

     T62C--Monthly Accounting Report
     T62E--Liquidation Report
     S50Y--Private Pool Detail Report
     S214--Summary of Paid in Full Collections
     S215--Summary of Collections
     P139--Trial Balance

2)   Standard CPI Tape Format:

     SPNB Scheduled Balance Tape
     SPNB Determination Diskette/P45K

At such times as the Company is no longer the servicer under the Agreement, the Monthly Remittance Advice also shall include (i) the aggregate Retained Yield to be remitted to the Company on the Remittance Date, (ii) the aggregate Prepayment Penalties collected by the servicer during the preceding calendar month, and (iii) a list of the Mortgage Loans for which Prepayment Penalties are being remitted (including with respect to each Mortgage Loan, the loan number, borrower name and dollar amount of Prepayment Penalties collected for such Mortgage Loan).

                                EXHIBIT G

                           ASSIGNMENT AND ASSUMPTION


                                                      _________________, 199_

                  ASSIGNMENT AND ASSUMPTION, dated __________, between __________________________________, a ___________________ corporation having an
office         at          __________________          ("Assignor")         and
_________________________________,  a __________________  corporation having an office at __________________ ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. The  Assignor  hereby  grants,  transfers  and  assigns to
Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Seller's Warranties and Servicing Agreement, Conventional Residential Fixed Rate Mortgage Loans, Group No. [1999-FN-01] (the "Seller's Warranties and Servicing Agreement"), dated as of February 1 1999, by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc. (the "Purchaser"), and First Nationwide Mortgage Corporation (the "Company"), and the Mortgage Loans Group No. [1999-FN-01] delivered thereunder by the Company to the Assignor.

                  2. The Assignor warrants and represents to, and covenants with, the Assignee that:

                  a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

                  b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties and Servicing Agreement or the Mortgage Loans;

                  c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties and Servicing Agreement or the Mortgage Loans; and

                  d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

                  3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company (and the Assignee agrees that the Company shall be a third-party beneficiary with respect to such representations, warranties and covenants, with the right to enforce the same against the Assignee as though the Company were a party hereto) that:

                  a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder;

                  b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

                  c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

                  d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

                  e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

                  f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

                  g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                  h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                  (i) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement is:

                   ---------------------------------
                   ---------------------------------
                   ---------------------------------
                   Attention:
                             -----------------------


                  The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement are:


                   ---------------------------------
                   ---------------------------------
                   ---------------------------------


                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.


--------------------------------             ----------------------------------
Assignor                                     Assignee


By:                                          By:
   -----------------------------                -------------------------------

Its:                                         Its:
    ----------------------------                 ------------------------------